UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2012

Alta Mesa Holdings, LP
(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15021 Katy Freeway, Suite 400 Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 530-0991

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On August 14, 2012, Alta Mesa Holdings, LP, a Texas limited partnership (the "Company"), issued a press release announcing its 2012 second quarter financial and operational results. A copy of the press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SECTION 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2012, the Company paid discretionary cash bonuses for the year ended December 31, 2011. All other compensation for the named executive officers for the year ended December 31, 2011 was previously reported by the Company in the Summary Compensation Table beginning on page 67 of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2012 (the "Annual Report"). As of the filing of the Annual Report, bonuses for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Annual Report. Pursuant to Item 5.02(f) of Form 8-K, the bonus awards for the named executive officers for the year ended December 31, 2011 are set forth below together with the other compensation previously reported, and the new total compensation amounts.

Name and Principal Position	Year	Salary($)	Bonus($)(1)	All Other Compensation($)	Total($)
Harlan H. Chappelle	2011	450,000	900,000	29,586(2)	1,379,586
President, Chief Executive Officer
Michael E. Ellis	2011	450,000	500,000	27,989(3)	977,989
Chief Operating Officer, Vice President of Engineering, and Chairman of the Board
Michael A. McCabe	2011	350,000	500,000	76,401(4)	926,401
Vice President, Chief Financial Officer
David Murrell	2011	300,000	225,000	24,027(5)	549,027
Vice President of Land and Business Development

____________

(1)	Represents discretionary cash bonuses awarded on July 26, 2012 for the year ended December 31, 2011.

(2)	Mr. Chappelle's other compensation for the year ended December 31, 2011 consists of $9,800 in matching funds to his 401(k) account, $17,802 in auto expenses, and $1,984 for club membership.

(3)	Mr. Ellis' other compensation for the year ended December 31, 2011 consists of $9,800 in matching funds to his 401(k) account and $18,189 in auto expenses.

(4)

Mr. McCabe's other compensation for the year ended December 31, 2011 consists of $9,800 in matching funds to his 401(k) account, and $66,601 in travel and living expenses, which includes $18,764 for an apartment in Houston and $47,837 for travel, which consists primarily of airfare and the cost of a leased car and parking.

(5)	Mr. Murrell's other compensation for the year ended December 31, 2011 consists of $9,800 in matching funds to his 401(k) account and $14,227 in auto expenses.

SECTION 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Title of Document

99.1	Press Release dated August 14, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alta Mesa Holdings, LP (Registrant)
August 14, 2012 (Date)	/s/ MICHAEL A. MCCABE Michael A. McCabe Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated August 14, 2012.